                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-112641) pertaining to the TODCO Long-Term Incentive Plan of our report dated February 4, 2004, with respect to the consolidated financial statements and schedule of TODCO included in the Annual Report (Form 10-K) for the year ended December 31, 2003.




Houston, Texas
March 11, 2004